Exhibit 10.4

DOCUMENT PREPARED BY AND
WHEN RECORDED RETURN TO
Glast, Phillips & Murray, P.C.
13355 Noel Road, Suite 2200
One Galleria Tower
Dallas, Texas  75240
Attn:  Donald O. Walsh

                       DEED OF TRUST, ASSIGNMENT OF RENTS
                             AND SECURITY AGREEMENT

DATE:            April 4, 2006
PARTIES:         Grantor/Trustor:             Mark Potter

                 Grantor/Trustor              408 Hall Street
                 Address:                     Conroe, Texas 77301

                 TRUSTEE:                     Donald O. Walsh

                 Trustee's                    Glast, Phillips & Murray, P.C.
                 Address:                     13355 Noel Road, Suite 2200
                                              One Galleria Tower
                                              Dallas, Texas  75240

                 BENEFICIARY:                 Klinger Advanced Aesthetics, Inc.


                 Beneficiary's                501 Merritt 7, 5th Floor
                 Address:                     Norwalk, CT 06851


             THIS INSTRUMENT CONTAINS INDEMNIFICATION PROVISIONS AND PROVISIONS LIMITING THE BENEFICIARY'S LIABILITY FOR NEGLIGENCE.


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                       DEED OF TRUST, ASSIGNMENT OF RENTS
                             AND SECURITY AGREEMENT

         THIS DEED OF TRUST, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT (this "Deed of Trust") is executed effective as of April 4, 2006, by Mark Potter (hereinafter referred to whether one or more as "Trustor" or "Grantor"), whose address for notice hereunder is 408 Hall Street, Conroe, Texas 77301, to Donald
O. Walsh ("Trustee"), for the benefit of Klinger Advanced Aesthetics, Inc. ("Beneficiary"), whose address for notice hereunder is 501 Merritt 7, 5th Floor, Norwork, Connecticut, Attention: Wade Haddad.

                                   DEFINITIONS

         As used herein, the following terms shall have the following meanings:

                  "Financial Statements": The balance sheets, profit and loss statements, reconciliations of capital and surplus, changes in financial condition, schedules of sources and applications of funds, and other financial information of Grantor, Guarantor or Tenants, heretofore furnished to Beneficiary or required to be furnished to Beneficiary under the terms of this Deed of Trust or any other of the Loan Documents from time to time, which statements shall be prepared in such scope, detail and form as shall be reasonably acceptable to Beneficiary, and shall be certified by such parties, and annual unaudited balance sheets for the Guarantor.

                  "Governmental  Authority":  The  United  States,  the State of
         Texas, the County of Montgomery, the City of Conroe, or any other political subdivision in which the Mortgaged Property is located, and any other political subdivision, agency, or instrumentality exercising jurisdiction over Grantor, the Mortgaged Property or the Improvements.

                   "Indebtedness": The sum of all principal, interest and all other amounts evidenced by, due under or secured by the Loan Documents, together with all other amounts advanced to pay all or any portion of any indebtedness now or hereafter secured by the Property, it being contemplated that Grantor may become further indebted to Beneficiary in the future, and that Beneficiary may make further advances to or for the benefit or account of Grantor that will be secured by this Deed of Trust.

                  "Loan": The Loan made to Grantor by Beneficiary as evidenced and secured by the Loan Documents.

                  "Loan Documents": (a) the Promissory Note of even date herewith, executed by Grantor and Atlantis Laboratories, Inc., a Texas corporation, payable to the order of Beneficiary, in the stated principal amount Three Hundred Ninety-Two Thousand Two Hundred and No/100 Dollars ($392,200.00), (b) this Deed of Trust, (c) all other documents now or hereafter executed by Grantor, or any other person or entity, to evidence, secure or guaranty the payment of all or any portion of the Indebtedness or the

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         performance  of all or any  portion  of the  Obligations  or  otherwise executed in connection with the Note or this Deed of Trust, and (d) all modifications, restatements, extensions, renewals and replacements of the foregoing.

                  "Mortgaged Property":  (a) the real property more particularly described in Exhibit A attached hereto and by this reference made a part hereof, together with any greater estate therein as hereafter may be acquired by Grantor (the "Land"), (b) all buildings, structures and other improvements, now or at any time situated, placed or constructed upon the Land (the "Improvements"), (c) all materials, supplies, equipment, apparatus and other items of personal property now owned or hereafter acquired by Grantor which are now or hereafter attached to, installed in or used in connection with any of the Improvements or the Land, and water, gas, electrical, storm and sanitary sewer facilities and all other utilities on the Land whether or not situated in easements (the "Fixtures"), (d) all right, title and interest of Grantor in and to all goods, accounts, general intangibles, instruments, documents, chattel paper and all other personal property of any kind or character, including such items of personal property as defined in the UCC, now owned or hereafter acquired by Grantor and now or hereafter affixed to, placed upon, used in connection with, arising from or otherwise related to the Land and Improvements or which may be used in or relating to the planning, development, financing or operation of the Mortgaged Property, including, without limitation, furniture, furnishings, equipment, machinery, money, insurance proceeds, accounts, contract rights, trademarks, goodwill, chattel paper, documents, trade names, licenses and/or franchise agreements, rights of Grantor under leases of Fixtures or other personal property or equipment, inventory, all refundable, returnable or reimbursable fees, deposits or other funds or evidences of credit or indebtedness deposited by or on behalf of Grantor with any governmental authorities, boards, corporations, providers of utility services, public or private, including specifically, but without limitation, all refundable, returnable or reimbursable tap fees, utility deposits, commitment fees and development costs (the "Personalty"), (e) all reserves, escrows or impounds required under this Deed of Trust and all deposit accounts maintained by Grantor with respect to the Mortgaged Property, (f) all plans, specifications, shop drawings and other technical descriptions prepared for construction, repair or alteration of the Improvements, and all amendments and modifications thereof (the "Plans"), (g) all leases, subleases, licenses, concessions, occupancy agreements, rental contracts, or other agreements (written or oral) now or hereafter existing relating to the use or occupancy of all or any part of the Mortgaged Property, together with all guarantees, letters of credit and other credit support, modifications, extensions and renewals thereof (whether before or after the filing by or against Grantor of any petition of relief under 11 U.S.C. ss. 101 et seq., as same may be amended from time to time (the "Bankruptcy Code")) and all related security and other deposits (the "Leases") and all of Grantor's claims and rights (the "Bankruptcy Claims") to the payment of damages arising from any rejection by a Tenant of any Lease under the Bankruptcy Code,
         (h) all of the rents, revenues, issues, income, proceeds, profits, and all other payments of any kind under the Leases for using, leasing, licensing, possessing, operating from, residing in, selling or otherwise enjoying the Mortgaged Property whether paid or accruing before or after the filing by or against Grantor of any petition for relief under the Bankruptcy Code (the "Rents"), (i) all other agreements, such as

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         construction contracts,  architects' agreements,  engineers' contracts,
         utility  contracts,   maintenance   agreements,   property   management
         agreements, franchise agreements, service contracts, permits, licenses, certificates and entitlements in any way relating to the development,
         construction,  use,  occupancy,  operation,   maintenance,   enjoyment,
         acquisition or ownership of the Mortgaged Property (the "Property Agreements"), (j) all rights, privileges, tenements, hereditaments, rights-of-way, easements, appendages and appurtenances appertaining to the foregoing, and all right, title and interest, if any, of Grantor in and to any streets, ways, alleys, strips or gores of land adjoining the Land or any part thereof, (k) all accessions, replacements and substitutions for any of the foregoing and all proceeds thereof, (1) all insurance policies, unearned premiums therefor and proceeds from such policies covering any of the above property now or hereafter acquired by Grantor, (m) all mineral, water, oil and gas rights now or hereafter acquired and relating to all or any part of the Mortgaged Property, (n) all trade names, trademarks, service marks, logos,
         copyrights,   goodwill,   books  and  records  and  all  other  general
         intangibles relating to or used in connection with the operation of the Mortgaged Property; and (o) all of Grantor's right, title and interest in and to any awards, remunerations, reimbursements, settlements or
         compensation   heretofore   made  or   hereafter  to  be  made  by  any
         governmental authority pertaining to the Land, Improvements, Fixtures or Personalty. As used in this Deed of Trust, the term "Mortgaged Property" shall mean all or, where the context permits or requires, any portion of the above or any interest therein.

                  "Obligations": All of the agreements, covenants, conditions, warranties, representations and other obligations (other than to repay the Indebtedness) made or undertaken by Grantor or any other person or entity to Beneficiary or others as set forth in the Loan Documents.

                  "Permitted Encumbrances": The outstanding liens, easements, restrictions, security interests and other exceptions to title set forth in the policy of title insurance insuring the lien of this Deed of Trust which is accepted by Beneficiary, together with the liens and security interests in favor of Beneficiary created by the Loan Documents, none of which, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by this Deed of Trust, materially and adversely affect the value of the Mortgaged Property, impair the use or operations of the Mortgaged Property or impair Grantor's ability to pay its obligations in a timely manner.

                  "State":  The State of Texas.

                  "Tenants":  All tenants under the Leases, if any.

                  "UCC": The Uniform Commercial Code of the State or, if the creation, perfection and enforcement of any security interest herein granted is governed by the laws of a state other than the State, then, as to the matter in question, the Uniform Commercial Code in effect in that state.

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                                      GRANT

         To secure the full and timely payment of the Indebtedness and the full and timely performance of the Obligations, Grantor hereby GRANTS, BARGAINS, SELLS, CONVEYS and ASSIGNS to Trustee (and with respect to any portions of the Mortgaged Property that constitute personal property, to Beneficiary) the Mortgaged Property subject, however, to the Permitted Encumbrances; TO HAVE AND TO HOLD the Mortgaged Property to Trustee, IN TRUST, WITH POWER OF SALE, and Grantor does hereby bind itself, its successors and assigns to WARRANT AND FOREVER DEFEND the title to the Mortgaged Property unto Trustee and Beneficiary and their respective successors, substitutes and assigns.

         Grantor covenants with and represents and warrants to Trustee and Beneficiary as follows:

         1. PAYMENTS BY GRANTOR. Grantor shall make the following payments: (a) all amounts required to be paid by Grantor pursuant to the Note and the Loan Documents; (b) before delinquent, all taxes and assessments of every type or nature affecting the Trust Property, all rents or charges for electricity, power, gas, water and other services and utilities, and all assessments on any water stock; (c) all other adverse claims, liens, charges and encumbrances which now are or shall hereafter be or appear to be a lien on the Trust Property prior to the lien of this Deed of Trust; (d) all taxes upon this Deed of Trust or the interest of Beneficiary herein, or upon the Note or debt secured hereby; provided, however, that, if Texas law specifies a maximum lawful contract rate of interest, the total amount so paid for any such taxes pursuant to this subparagraph 1(d) together with the interest payable on said indebtedness shall, as provided in the Note, not exceed the highest lawful contract rate of interest applicable under Texas law. If any law imposing payment of all or any of such taxes upon Beneficiary is enacted and such taxes cannot legally be paid by Grantor or upon the rendering by any court of a decision that the undertaking by Grantor, as herein provided, to pay any tax or taxes is legally inoperative, then and in any such event the debt hereby secured, without any deduction, shall, at the option of Beneficiary which shall be exercisable in its sole discretion, become immediately due and collectible, notwithstanding anything contained herein or any law heretofore or hereafter enacted.

         2. INSURANCE. Grantor shall provide and maintain at its own expense, for the benefit of Beneficiary, the following insurance on the Trust Property and all improvements, fixtures and equipment comprising part of the Trust
Property:

                  (a) Insurance against fire and all hazards contemplated by extended overage, special extended perils (or other "all-risk" form) and against vandalism, malicious mischief and violence in companies or associations of companies approved by Beneficiary and on forms approved by Beneficiary in the amount of full replacement value (as same may increase from time to time hereafter and without taking any prior depreciation into account) of the on-site and off-site improvements (including but not limited to structure boiler, machinery, heating, ventilating and air conditioning equipment and plate glass)

                  (b) Public liability insurance against claims of any and all persons, firms and corporations for personal injury, death or property damage occurring in or about the Trust

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         Property or in or about the adjoining  streets,  sidewalks and setbacks
         Such insurance shall afford protection in the combined single limit of Two Million Dollars ($2 000,000 00) in respect to injury or death to one or more persons, and to the limit of not less than One Hundred Thousand Dollars ($100,000 00) in respect to property damage

                  (c) Flood insurance in such amounts as may reasonably be requested by Beneficiary from time to time if the Trust Property is now or hereinafter situated in an area designated by the Federal Insurance Administration as a special flood hazard area.

                  (d) During the period of any construction on the Trust Property or renovation or alteration of any improvements located thereon, a so-called "Builder's All-Risk Completed Value or "Course of Construction" insurance policy in non-reporting form for any improvements under construction, renovation or alteration including, without limitation, for demolition and increased cost of construction or renovation, in an amount approved by Beneficiary, and worker's
         compensation   insurance   covering   all   persons   engaged  in  such
         construction, renovation or alteration in an amount at least equal to the minimum required bylaw.

         Grantor also agrees, when requested by Beneficiary to provide and maintain policies of insurance against any other risk as may reasonably be designated by Beneficiary, all in such amounts as may be reasonably required by Beneficiary. All policies provided for in this paragraph 2 shall be with companies or associations of companies approved by Beneficiary shall be on forms and in the amount approved by Beneficiary, shall contain standard trust deed beneficiary clauses endorsed thereon making losses payable to Beneficiary and shall otherwise be in form and substance satisfactory to Beneficiary in its reasonable discretion. Grantor shall not permit any condition to exist that would wholly or partially invalidate any such insurance Grantor shall assign and deliver any and all policies of insurance to Beneficiary or shall provide Beneficiary with certificates of such insurance coverage that shall be irrevocable without thirty (30) days' prior written notice by registered mail having been given to beneficiary and shall not be subject to modification without Beneficiary's prior written approval. At least twenty (20) days before expiration of such policies, Grantor shall deliver to Beneficiary renewals thereof or renewal certificates therefor, premiums paid. No approval required under this Section 2 shall be unreasonably withheld.

3. CASUALTY LOSS. In the event of loss to any of the Trust Property, Grantor shall give prompt notice to Beneficiary and Beneficiary may make proof of loss if not made promptly by Grantor. Each insurance company concerned is hereby authorized and directed to make payment for such loss directly to Beneficiary instead of to Grantor or to Grantor and Beneficiary jointly and such insurance proceeds or any part thereof may be applied by Beneficiary in its sole discretion to the payment of interest due on the indebtedness secured hereby, the reduction of the principal amount of said indebtedness (in the inverse order of maturity) the payment of any other obligation hereby secured or the restoration or repair of the Trust Property. If Beneficiary elects to have the Trust Property restored or repaired any insurance proceeds on account of such toss or damage, less the costs if any, of collecting such proceeds (the `Net Insurance Proceeds') will be applied toward the restoration and repair of the Trust Property upon the terms and conditions hereinafter set forth in this paragraph 3 and in accordance with plans and specifications approved by Beneficiary. The Net Insurance Proceeds received in connection with any loss or damage shall be held by Beneficiary. If the Net Insurance Proceeds are placed in an interest bearing

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account  Grantor  shall be entitled to receive any interest  generated  from the account, which interest shall be paid after completion of the restoration or repairs Grantor, with due diligence and at its expense, shall prepare or cause to be prepared by a licensed architect all plans and specifications necessary for the repair and restoration of the Trust Property (which plans and specifications shall be subject to Beneficiary's approval which approval shall not be unreasonably withheld as long as the plans and specifications are consistent with the original construction and concept for the development of the Trust Property) and shall submit the same to Beneficiary, together with evidence, reasonably acceptable to Beneficiary, selling forth the total cost of such improvements, which shall be based upon one or more contracts proposed to be entered into by Grantor with one or more reputable, licensed and financially responsible contractors, each in form and content acceptable to Beneficiary in its reasonable discretion and each providing for the issuance of a performance and labor and material payment bond in an amount equal to the cost of the work provided for therein, naming the contractor as principal and issued by a corporate surety acceptable to Beneficiary and naming Beneficiary as an obligee thereunder. Grantor shall be reimbursed from the Net Insurance Proceeds for the expense of preparation of all plans and specifications, which Beneficiary shall approve. If Beneficiary, in its reasonable discretion, deems the Net Insurance Proceeds to be insufficient to complete the work then, prior to the start of work thereon, Grantor shall deposit with Beneficiary an amount equal to the difference between the Net Insurance Proceeds received by Beneficiary and the total contract price for such repair and restoration.

         Grantor may then commence the work of repair and restoration of the Trust Property and disbursements from such funds shall be made to or for the account of Grantor in accordance with a disbursement schedule, as shall be acceptable to Beneficiary, and subject to other reasonable requirements, terms and conditions. Any Net Insurance Proceeds remaining in such fund after the completion of such work and the payment in full of all costs and expenses thereby incurred shall be disbursed by Beneficiary to Grantor; provided that the repairs to and restoration of the Trust Property has been completed (i) to Beneficiary's reasonable satisfaction, (ii) in accordance with the plans and specifications approved by Beneficiary, and (iii) free of any liens claims and charges of any kind and nature, and provided further that all applicable governmental approvals, certificates, etc. have been obtained by Grantor evidencing satisfactory completion of the repairs and restoration. Anything to the contrary notwithstanding, Beneficiary's obligation to disburse moneys from such fund shall be conditioned upon there being no uncured Event of Default existing hereunder or under any Loan Documents at the time any such disbursement is to be made. If Grantor should fail to notify Beneficiary, within thirty (30) days immediately following the occurrence of such loss or damage, of its desire to use the Net Insurance Proceeds for the purpose specified herein or if an Event of Default shall have occurred and be continuing or if Grantor fails to provide Beneficiary with acceptable plans and specifications for the repair and restoration of the Trust Property or fails to deposit with Beneficiary the difference between the Net Insurance Proceeds and the cost of such repair and restoration, or if Grantor fails to fulfill any of the other conditions specified herein, within ninety (90) days immediately following the receipt of the Net Insurance Proceeds by Beneficiary, then any and all amounts received by Beneficiary under any such policies of insurance may be applied by Beneficiary upon. the indebtedness secured hereby in such manner as Beneficiary may in its sole discretion elect (but not to the payment of any interest not yet accrued), whether or not such amounts are then due or, in Beneficiary's sole discretion, the entire amount so received or any part thereof may be released to Grantor. Beneficiary shall not be responsible for such insurance or for the collection

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of any  insurance  moneys or for the  insolvency of any insurer or any insurance underwriter. Application of insurance proceeds by Beneficiary shall not cure or waive any default hereunder or invalidate any act done hereunder because of any such default. In the event of sale of the Trust Property under the power of sale herein granted to Trustee or foreclosure of this Deed of Trust as a mortgage or if Beneficiary or a receiver appointed by the court shall take possession of the Trust Properly without sale, all right, title and interest of Grantor in and to all transferable insurance policies then in force and any unearned premiums paid thereon shall inure to the benefit of and pass to the Beneficiary in possession, receiver or purchaser at such sale, as the case may be, and Beneficiary is hereby appointed attorney-in-fact for Grantor to assign and transfer said policies.

         4. MAINTENANCE AND INSPECTION. Grantor shall: (a) keep the Trust Property in good condition and repair and not commit or permit waste thereof (b) not remove, demolish, alter or impair the design or structural character of any building, fixture, equipment, fence, canal, well or other improvements comprising part of the Trust Property; (c) keep all buildings or improvements comprising part of the Trust Property free of termites, dry rot, fungus, and alt harmful or destructive insects; (d) keep all plants, trees, shrubs and other landscaping comprising part of the Trust Property neatly pruned and in good condition; (e) keep the Trust Property in a clean, safe and sanitary condition and free of trash, rubbish and other unsightly or unhealthful conditions; (f) not change. in any way or restrict the use or zoning of the Trust Property without the prior written consent of Beneficiary which may be withheld in its sole discretion, and (g) perform all other acts which from the character or use of the Trust Property may be reasonably necessary to maintain and preserve its value and utility. Beneficiary or Trustee, or both, may, at any time or from time to time during normal business hours upon reasonable prior notice to Grantor, enter and Inspect or protect the Trust Property, in person or by a representation in such manner and to such extent as it may deem necessary.

         5. COMPLETION OF IMPROVEMENTS. Grantor shall complete promptly any improvements that may be commenced, in a good and workmanlike manner and in conformity with plans and specifications approved by Beneficiary. Grantor shall, with reasonable diligence, repair and restore any portions of the Trust Property that' may be damaged or destroyed, whether or not insurance against the cause of such damage or destruction is collected. Grantor shall pay when due all claims for work performed or materials furnished, or both, on or in connection with the Trust Property or any part thereof and Grantor shall pay, discharge or cause to be removed all mechanic's, artisan's, laborer's or materialmen's charges, liens, claims of liens or encumbrances upon the Trust Property.

         6. PRIORITY OF DEED OF TRUST. Grantor shall, upon written request by Beneficiary, appear in and prosecute or defend any action or proceeding that may affect the priority of this Deed of Trust or the security of Beneficiary and shall pay all reasonable costs, expenses (including the cost of searching title) and attorneys' fees incurred in such action or proceeding Beneficiary may, in its sole discretion, appear in and defend any action or proceeding purporting to affect the priority of this Deed of Trust or the Trust Property or the rights or powers of Beneficiary. Beneficiary may, in its sole discretion, pay, purchase, contest or compromise any adverse claim, encumbrance, charge or lien that in the reasonable judgment of Beneficiary appears to be prior or superior to the lien of this Deed of Trust. All amounts paid, or incurred by

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Beneficiary in exercising the authority  herein  granted,  including  reasonable attorneys' fees, shall be payments made pursuant to paragraph 9 hereof.

         7. COMPLIANCE WITH LAWS. Grantor shall comply with all laws, ordinances, regulations, covenants, conditions and restrictions affecting the Trust Property and Grantor shall not suffer or permit any act to be done in or upon the Trust Property in violation thereof.

         8. ACTIONS ON BEHALF OF GRANTOR. If Grantor fails to do so, Beneficiary, without demand or notice and as in its sole judgment it may consider necessary, may do any or all things required of Grantor by any of the provisions of this Deed of Trust or any Loan Document and incur and pay expenses in connection therewith.

         9. PAYMENT OF COSTS. Grantor shall pay to Trustee and Beneficiary, promptly upon demand, all sums of money which either shall pay pursuant to any of the provisions of this Deed of Trust, together with interest upon each of said a until repaid, from the time of the payment thereof at the Default Interest Rate specified i the Note.

         10. DEFAULTS. Grantor shall be in default hereunder if any of the following shall occur (any such occurrence is herein referred to as an "Event of Default"):

                  (a) Failure to pay on or before its due any indebtedness secured hereby, and such failure to pay shall have continued following ten (10) days' written notice thereof to Grantor; or

                  (b) Any failure in performance of any agreement in this Deed of Trust or any other Loan Document and such failure shall have continued for thirty (30) days after giving of written notice thereof; provided, however, that if the non-monetary event of default is incapable of being cured within thirty (30) days after written notice to Grantor, Beneficiary shall not exercise any of its rights or remedies so long as Grantor have commenced appropriate action to cure the default within thirty (30) days after written notice from Beneficiary and Grantor diligently, and continually, pursue a cure of the non-monetary default in the sole judgment of Beneficiary; or

                  (c) Upon the filing of an involuntary petition under the United States Bankruptcy Code or any other national or state bankruptcy statutes, as now in effect or as hereafter amended, against either Grantor, or if Grantor shall allow the appointment of a receiver, trustee, conservator or liquidator of all or any part of the Trust Property, or if any of the Trust Property be levied upon by virtue of any execution, attachment, tax levy or other writ, or if liens be filed against the Trust Property which involuntary petition, appointment, levy or filing, as the case may be, shall not be released, stayed, bonded or insured against in favor of Beneficiary, satisfied or vacated within sixty (60) days after the occurrence thereof: or

                  (d) Upon the abandonment of all or any material part of the Trust Property; or

                  (e) Upon the breach of any material warranty, representation or certification given in connection herewith or pursuant to any other Loan Document; or

                  (f) Upon the filing of a petition under Title 11 of the United States Bankruptcy Code or any other national or state bankruptcy statute, as now in effect or as hereafter amended, by Grantor or if Grantor shall make an assignment for the benefit of its creditors or admit in writing his or its inability to pay his or its debts as they become due.

         10A. REMEDIES. If an Event of Default occurs, Beneficiary may, at Beneficiary's election, and by or through Trustee or otherwise, exercise any or all of the following rights, remedies and recourses:

                  (a) ACCELERATION. Declare the Indebtedness to be immediately due and payable, without further notice, presentment, protest, notice of intent to accelerate, notice of acceleration, demand or action of any nature whatsoever (each of which hereby is expressly waived by Grantor), whereupon the same shall become immediately due and payable.

                  (b) ENTRY ON MORTGAGED PROPERTY. Enter the Mortgaged Property and take exclusive possession thereof and of all books, records and accounts relating thereto. If Grantor remains in possession of the Mortgaged Property after an Event of Default and without Beneficiary's prior written consent, Beneficiary may invoke any legal remedies to dispossess Grantor.

                  (c) OPERATION OF MORTGAGED PROPERTY. Hold, lease, develop, manage, operate or otherwise use the Mortgaged Property upon such terms and conditions as Beneficiary may deem reasonable under the circumstances (making such repairs, alterations, additions and improvements and taking other actions, from time to time, as
         Beneficiary deems necessary or desirable), and apply all Rents and other amounts collected by Beneficiary or Trustee in connection therewith in accordance with the provisions of Section 4.8.

                  (d) FORECLOSURE AND SALE. Sell or offer for sale the Mortgaged Property in such portions, order and parcels as Beneficiary may determine, with or without having first taken possession of same, to the highest bidder for cash at public auction. Such sale shall be made in accordance with the applicable provisions of Section 51.002 of the Texas Property Code, as amended, or, if and to the extent such statute is not then in force, with the applicable requirements, at the time of the sale, of the successor statute or statutes, if any, governing sales of Texas real property under powers of sale conferred by deeds of trust relating to the sale of real estate or by Chapter 9 of the UCC relating to the sale of collateral after default by a debtor (as such laws now exist or may be hereafter amended or succeeded), or by any other present or subsequent articles or enactments relating to same. At any such sale (i) whether made under the power herein contained, the UCC, any other legal requirement or by virtue of any judicial proceedings or any other legal right, remedy or recourse, it shall not be necessary for Trustee to be physically present, or to have constructive possession of, the Mortgaged Property (Grantor shall deliver to Trustee any portion of the Mortgaged Property not actually or constructively possessed by Trustee immediately upon demand by Trustee), and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if Trustee had been actually present and delivered to purchaser at such sale, (ii) each instrument of conveyance executed by Trustee shall contain a general warranty of title, binding upon Grantor, (iii) each recital contained in any instrument of conveyance made by Trustee shall conclusively establish the truth and accuracy of the matters recited therein, including, without limitation, nonpayment of the Indebtedness, advertisement and conduct of such sale in the manner provided herein and otherwise by law, and appointment of any successor Trustee hereunder, (iv) any prerequisites to the validity of such sale shall be conclusively presumed to have been performed, (v) the receipt of Trustee or other party making the sale shall be a sufficient discharge to the purchaser or purchasers for his or their purchase money and no such purchaser or purchasers, or his or their assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money or be in any way answerable for any loss, misapplication or non-application thereof, and (vi) to the fullest extent permitted by law, Grantor shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Grantor, and against all other persons claiming or to claim the property sold or any part thereof, by, through or under Grantor. Beneficiary may be a purchaser at such sale and if Beneficiary is the highest bidder, may credit the portion of the purchase price that would be distributed to Beneficiary against the Indebtedness in lieu of paying cash.

                  (e)  RECEIVER.  Make  application  to  a  court  of  competent jurisdiction for, and obtain from such court as a matter of strict right and without notice to Grantor or regard to the adequacy of the Mortgaged Property for the repayment of the Indebtedness, the appointment of a receiver of the Mortgaged Property, and Grantor irrevocably consents to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Mortgaged Property upon such terms as may be approved by the court, and shall apply such Rents in accordance with the provisions of Section 4.8.

                  (f) UCC. Exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: (i) the right to take possession of the personal property or any part thereof, and to take such other measures as Beneficiary may deem necessary for the care, protection and preservation of the personal property, and
         (ii) request Grantor at its expense to assemble the personal property and make it available to Beneficiary at a convenient place acceptable to Beneficiary. Any notice of sale, disposition or other intended action by Beneficiary with respect to the personal property sent to Grantor in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute commercially reasonable notice to Grantor.

                  (g) OTHER. Exercise all other rights, remedies and recourses granted under the Loan Documents or otherwise available at law or in equity (including an action for specific performance of any covenant contained in the Loan Documents, or a judgment on the Note either before, during or after any proceeding to enforce this Deed of Trust).

         11. ASSIGNMENT OF RENTS. All existing and future rents, leases, issues and profits of the Trust Property or any part thereof are hereby assigned to Beneficiary as further security for the payment of the indebtedness and performance of the obligations, covenants, promises and agreements secured hereby. When requested by Beneficiary from time to time, and within such time as Beneficiary may reasonably require, Grantor shall execute, deliver and record separate lease assignments covering any and of all of the leases that may affect any part or all of the Trust Property. Such separate lease assignments shall be in such form and contain such provisions as Beneficiary may in its discretion require and, without limiting the generality of the foregoing, will require any such tenant to subordinate the tenant's rights to the lien of this Deed of Trust. Whether or not separate lease assignments are required by Beneficiary, Grantor hereby authorizes and direct the lessees, tenants and occupants of the Trust Property that, upon written notice from Beneficiary, all payments required under said leases, or in any way respecting same, shall be made directly to Beneficiary as they become due. Grantor hereby relieves said lessees, tenants and occupants from any liability to Grantor by reason of said payments being made to Beneficiary. Nevertheless, until Beneficiary notifies in writing said lessees, tenants and occupants to make such payments to Beneficiary, Grantor shall be entitled to collect all such rents and/or payments. Beneficiary is hereby authorized to give such notification upon the occurrence of any Event of Default.

         12. RECEIVER AND POSSESSION OF TRUST PROPERTY. Upon the occurrence of any Event of Default, Beneficiary shall be entitled at any time without notice, in its sole discretion, either by its agents, attorneys, employees or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, to enter upon and take possession of the Trust Property or any part thereof and Grantor shall upon demand peaceably surrender possession thereof to Beneficiary or the receiver. Beneficiary, in its name and/or in the name of the Grantor, may operate and maintain all or any portion of the Trust Property to such extent as Beneficiary deems advisable and Grantor agrees that Beneficiary may take whatever action it deems necessary or proper to conserve the value of the Trust Property and to sue for and otherwise collect and receive all rents, issues and profits thereof, including those past due and unpaid as well as those accruing thereafter and Beneficiary may rent or lease the Trust Property or any portion thereof to any person or persons and for such periods of time and on such terms and conditions as Beneficiary in its sole discretion may determine. Grantor further agrees that Beneficiary may also take possession of and use any and all personal property contained in the Trust Property or used by Grantor in the rental or leasing of the Trust Property or any part thereof. Beneficiary may apply all such rents, issues and profits collected or received by it to the payment of costs and expenses incurred in the operation of the Trust Property or to protect and preserve the security thereof and then in the manner hereinabove specified in respect of proceeds of sale of the Trust Property or any part of all of such moneys may be released by Beneficiary in its sole discretion. The reasonable expense (including receiver's fees, if any, and reasonable compensation to any agent appointed by Beneficiary and reasonable counsel fees and costs and disbursements) incurred in taking possession, effecting collection or attempting to take possession and effect collection shall be deemed an expense of this trust to be paid by Grantor and secured hereby. Neither the entering upon and taking possession of the Trust Property nor the collection of such rents, issues and profits and the application or release thereof as aforesaid, shall cure or waive any default or notice of trustee's sale hereunder or invalidate any act done pursuant to such notice. In dealing with the Trust Property or any related personal property as a beneficiary in possession Beneficiary shall be without an liability, charge or obligation therefor to Grantor other than for willful misconduct, and all net loss costs and expenses incurred shall be advancements covered by paragraph 9 hereof.

         13. CONDEMNATION. All judgments, awards of damages and settlements hereafter made as a result of or in lieu of any condemnation or other proceedings for public use of or for any damage to the Trust Property or any part hereof and any award for change of grade of streets thereon are hereby assigned and shall be paid to Beneficiary. Beneficiary shall have the right to participate in any such proceedings and Grantor shall not settle or otherwise resolve any such proceedings or execute or deliver any deed in lieu thereof without the prior written consent of Beneficiary. Grantor shall execute such further assignments of any such award, judgment or settlement as Beneficiary may require and Grantor shall deliver to Beneficiary all proceeds of any such award, judgment or settlement which may be received by Grantor. Beneficiary may, at its option and in its sole discretion, apply such proceeds or any part thereof to the payment of interest due on the indebtedness secured hereby, the reduction of the principal amount of such indebtedness (in the inverse order of maturity) or the payment of any other obligation hereby secured or Beneficiary may release such proceeds or any part thereof. Neither the application nor the release of any such sum shall cure or waive any def or notice of trustee's sale hereunder or invalidate any act done pursuant to such notice.

         14. ACTIONS BY BENEFICIARY. Without affecting the liability of Grantor, any guarantor or any other person (except any person expressly released in writing) for payment of any indebtedness secured hereby or for performance of any obligation contained herein, and without affecting the rights of Beneficiary with respect to any se not expressly released in writing, Beneficiary may, at any time and from time to time, either before or after maturity of the Note and without notice or consent:

                  (a) Release any guarantor or other person liable for payment of all or any part of the indebtedness or for performance of any obligation; or

                  (a) Make any agreement extending the time or otherwise altering the terms of payment of all or any part of the indebtedness or modifying or waiving any obligation or subordinating, modifying or otherwise dealing with the lien or charge thereof; or,

                  (c) Exercise or refrain from exercising or waive any right Beneficiary may have; or

                  (d) Accept additional security of any kind; or

                  (e) Release or otherwise deal with any property, real or personal, securing the indebtedness including all or any part of the Trust Property herein described.

         15. MARSHALLING AND ASSERTION OF REMEDIES. If the indebtedness secured hereby is now or hereafter further secured by chattel mortgages, security interests, deed of trusts, pledges, contracts of guaranty or other additional securities, Beneficiary may in its sole discretion exhaust `any one or more of said securities as well as the security hereunder, either concurrently or independently and in such order as it may determine, and may apply the proceeds received upon the indebtedness secured hereby without affecting the status of, or waiving any right to exhaust, all or any other security including the security hereunder and without waiving any breach or default or any right or power, whether exercised hereunder or contained herein or in any such other security. Grantor hereby waives any right or privilege which it or its creditors might otherwise have to require Trustee and/or Beneficiary to proceed against the assets encumbered hereby or by any other security documents or instruments securing the Note in any particular order or fashion under any legal or equitable doctrines or principles of marshalling and/or suretyship and further agrees that upon the occurrence of an Event of Default and after the expiration of any applicable grace period, Trustee and/or Beneficiary may proceed to exercise any or all remedies with regard to any or all assets encumbered hereby or by any other security documents or instruments securing the Note, in such manner and order as Beneficiary in its sole discretion may determine.

         16. DUE-ON-SALE OR ENCUMBRANCE. Grantor acknowledges that Beneficiary is relying on the experience, financial condition and management expertise of Grantor in creating the indebtedness represented by the Note and Grantor agrees not to sell transfer further encumber pledge assign convey lease or in any other manner, whether voluntarily involuntarily, or by operation of law, dispose of the Trust property or any part thereof or turn over the management or operation of the Trust Property to an person, firm or corporation (any of such events being referred to herein as a "transfer") without obtaining the prior written consent of Beneficiary, which consent may be granted or denied in Beneficiary sole and absolute discretion Any cumulative transfer of more than twenty-five percent (25%) of the direct or indirect beneficial ownership interest or the proceeds or profits relating thereto of Grantor shall be deemed to be a transfer Notwithstanding the foregoing to the contrary, the existing members of Borrower as of the date hereof may transfer interests in Borrower to and among each other, as well as to family members or entities or trusts for the benefit of family members for estate planning purposes

         In connection with a proposed transfer, Beneficiary shall have the right, but not the obligation, to require and give consideration to (i) financial statements and other information relating to the proposed transferee, including information as to the financial condition experience and management expertise of the proposed transferee, (ii) assurances, in form and substance satisfactory to Beneficiary, from Grantor and all guarantors of the indebtedness secured hereby that they will continue to be liable to Beneficiary for such indebtedness, (iii) the payment to Beneficiary of a transfer fee not to exceed one percent (1%) of the then outstanding principal balance of the Note, plus all of Beneficiary's expenses incurred in connection with such transfer, and (iv) that the proposed transferee assume and agree to perform all obligations of Grantor by execution of an assumption agreement in form and substance satisfactory to Beneficiary, in its sole discretion.

         If a transfer is effected and if Beneficiary does not consent to the transfer (if such consent is required hereunder), Beneficiary may, at its option, declare all indebtedness secured hereby to be immediately due and payable and may avail itself of any and all remedies provided herein for an Event of Default.

         17. NO WAIVER. The acceptance by Beneficiary of any sum in payment, or part payment, of any indebtedness secured hereby after the same is due or after the recording of a notice of trustee's sale, shall not constitute a waiver of the right to require prompt payment, when due, of all other sums so secured, nor shall such acceptance cure or waive any remaining default or invalidate any sale held pursuant to such notice for any such remaining default, or prejudice any of the rights of Beneficiary under this Deed of Trust.

         18. SUCCESSOR TRUSTEE. Beneficiary may, at any time Beneficiary may desire, appoint in writing another trustee in the place and stead of Trustee or any successor in trust and the title herein conveyed to said Trustee shall be vested in said successor. Trustee may resign by mailing or delivering notice thereof to Beneficiary and Grantor.

         19. TRUSTS IRREVOCABLE. The trusts herein created are irrevocable.

         20. OIL, GAS OR MINERAL RIGHTS. Grantor hereby assigns and transfers as additional security to Beneficiary all damages, royalties and revenue of every kind, nature and description whatsoever that Grantor may be entitled to receive from any person, company or corporation owning or having or hereafter acquiring a right to the oil, gas or mineral rights and reservations of the Trust Property with the right in Beneficiary to receive and receipt therefor and apply the same to said indebtedness either before or after any default beyond any notice and cure period hereunder and Beneficiary may demand, sue for and recover any such payments but shall not be required so to do.

         21. FURTHER ADVANCES. Upon request of Grantor or their successors in ownership of the Trust Property, Beneficiary may hereafter, in its sole discretion, at any time before full payment of the indebtedness secured hereby, make further advances to Grantor or said successors in ownership, and the same, with interest and late charges, shall be secured by this Deed of Trust;
provided, however, that the principal secured by this Deed of Trust and remaining unpaid shall not at the time of and including any such advance exceed the original principal sum secured hereby; and provided further that if Beneficiary, in its sole discretion, shall make a further advance or advances as aforesaid, Grantor or said successors in ownership agree to execute and deliver to Beneficiary a promissory note to evidence the same, payable on or before the maturity of the indebtedness secured hereby and bearing such other terms as Beneficiary shall require. Beneficiary shall under no circumstances be obligated to make further advances and Grantor acknowledges and agrees that Beneficiary has made no such commitment, either specifically or by implication.

         22. STATUTE OF LIMITATIONS. The pleading of any statute of limitations as a defense to any and all obligations secured by this Deed of Trust is hereby waived to the full extent permissible by law.

         23. SEVERABILITY. If any one or more of the provisions of this Deed of Trust or the applicability of any such provision to a specific situation shall be held invalid or unenforceable, such provision shall be modified to the minimum extent necessary to make it or its application valid and enforceable and the validity and enforceability of all other provisions of this Deed of Trust and all other applications of such provisions shall not be affected thereby. The invalidity of any one or more of the covenants, phrases, clauses, sentences or paragraphs of this Deed of Trust shall not affect the remaining portions of this Deed of Trust or any part thereof and this Deed of Trust shall be construed as if such invalid covenants, phrases, clauses, sentences or paragraphs, if any, had not been inserted herein.

         24. REALTY MORTGAGE. Grantor acknowledges that it is the intent of the parties hereto that this Deed of Trust qualify and operate as a deed of trust, and as a realty mortgage, upon real property pursuant to Texas law. In any proceeding or action to enforce this Deed of Trust, Beneficiary may, at its option, denominate this Deed of Trust a realty mortgage and initiate a judicial foreclosure of the Trust Property. If a court of competent jurisdiction finds this Deed of Trust, ineffective, unenforceable or void as a deed of trust or that its priority is impaired or reduced, this Deed of Trust shall be construed as a realty mortgage wherein Grantor is the mortgagor and Beneficiary is mortgagee, and may thereby be foreclosed after default beyond any notice and cure period or breach hereunder.

         25. CHARGES FOR STATEMENTS. Grantor shall pay Beneficiary's reasonable charges to the maximum amount permitted by law for any statement regarding the obligations secured by this Deed of Trust requested by Grantor or in their behalf.

         26. ATTORNEY'S FEES. If it becomes necessary for Beneficiary to employ legal counsel or to take legal action to collect the indebtedness secured hereby, to enforce any provision hereof, or to protect any of the Beneficiary's rights hereunder, Grantor shall pay to Beneficiary, in addition to taxable costs of any legal proceeding or action, reasonable attorneys' fees actually incurred, and all costs of preparation and conduct of such proceedings, including costs of title searches and title policy commitments, all of which shall be a lien upon the Trust Property and secured hereby.

         27. OFFSET. No offset or claim that Grantor now has or may in the future have against Beneficiary shall relieve Grantor from paying installments or performing any other obligation herein or secured hereby. Grantor shall, within ten (10) days any request of Beneficiary, furnish a written statement of the amount due on the Note end a description of any alleged offsets, counterclaims or defenses to the payment thereof.

         28. FURTHER ASSURANCES. Grantor shall, upon request of Trustee or Beneficiary, promptly correct any defect, error or omission which may be discovered in the contents of this Deed of Trust or in the execution or acknowledgment he and will execute, acknowledge and deliver such further instruments and do such further act as may be necessary or as may be reasonably requested by Trustee or by Beneficiary to carry out more effectively the purposes of this Deed of Trust, to subject to the lien and security interest hereby created any of Grantor's properties, rights or interests covered or intended to be covered hereby and to perfect and maintain such lien and security interest If any rights, easements or other hereditaments shall hereafter become appurtenant to the Trust Property, or any part thereof, Grantor shall deliver to Beneficiary, upon demand, a supplemental Deed of Trust in the form approved by Beneficiary in its sole discretion governing such rights and interests.

         29. PERSONAL PROPERTY. The indebtedness and obligations secured by this Deed of Trust are also secured by security interests in Grantor's right, title and interest in all fixtures, equipment and other personal property used upon, in or about or to be incorporated into any of the improvements at any time situated on the Trust Property or any part thereof or used by Grantor in connection with said improvements. Grantor covenants and agrees that it will cause Beneficiary to acquire valid and effectual first security interests in all such fixtures and equipment, together with all replacements thereof, and additions thereto, and the proceeds

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

thereof, or of the Grantor' right, title and interest therein. Grantor agrees that without the written consent of Beneficiary, no security interest will be created or suffered to be created under the provisions of the Uniform Commercial Code, as the same together with any amendments or supplements thereto may be in effect. In the event of a breach of this paragraph 29, Beneficiary may, at its option, declare all sums secured by this Deed of Trust to be immediately due and payable and may avail itself of any and all remedies provided in this Deed of Trust upon the occurrence of an Event of Default. Grantor agrees that all property of every nature and description covered by the lien and charge of this Deed of Trust, together with all such property. interest covered by such security interest or interests, are encumbered as a unit, and upon default beyond any notice and cure period by Grantor hereunder, or under any security or other agreement now or hereafter securing the indebtedness hereby secured, in Beneficiary's sole discretion, may be foreclosed upon or sold in the same proceedings or at the same time, and all of said property and interest may in Beneficiary's sole discretion, be sold as such in one unit as a going business and not in lots or parcels, subject to the provisions of applicable law. The filing of any financing statement relating to any such property or rights or interest shall not be construed to diminish or alter any of Beneficiary's rights or priorities hereunder.

30. IMPOUNDS. At the option of Beneficiary or if Grantor becomes delinquent in any payment required by any of the Loan Documents, and in order to insure the payment of taxes assessments, and/or premiums for the insurance required pursuant to paragraphs 1 and 2 hereof, Grantor shall pay to Beneficiary, at the time of the making of installments under the Note, and in addition to any other payments required hereunder, monthly installments of such payments and shall deliver promptly to Beneficiary all bills and notices for such payments Such installments shall equal the estimated amounts of such payments next due (as reasonably estimated by Beneficiary) less all installments already paid therefor, divided by the number of months that are to elapse before one (1) month prior to the date when such payments are due If amounts paid to Beneficiary under provisions of this paragraph 30 are insufficient to discharge the obligation of Grantor for such payments as the same became due, Grantor shall pay to Beneficiary upon demand such additional sums as may be required to fully pay and discharge these items All moneys paid to Beneficiary under the terms of this paragraph 30 may, at Beneficiary's option: (a) be held by Beneficiary to pay taxes assessments and insurance before the same become delinquent, (b) be credited directly to interest and/or principal due upon the indebtedness secured hereby and upon payment by Beneficiary of such taxes, assessments or insurance the amount so paid shall be added to the principal of the indebtedness secured hereby. Nothing in this paragraph 30 shall release Grantor of his obligation to pay said taxes assessments and insurance as the same become due and payable under the provisions of this Deed of Trust Deposits made under this paragraph 30 may be commingled with Beneficiary's general funds and Beneficiary have no liability to Grantor for any interest on such deposits

         31.  FINANCIAL  STATEMENTS  AND  REPORTS.   Grantor  shall  deliver  to
Beneficiary, or cause to be delivered to Beneficiary, such financial and operating statements for Grantor and, if applicable, the guarantors (for so long as any guaranty is in effect), as and when required under the Loan Agreement. Upon Beneficiary's reasonable request, made from time to time, Grantor shall deliver to Beneficiary such other reports, financial -statements and information concerning Grantor, the guarantors, if applicable (for so long as any guaranty is in effect), and the Trust Property, including without limitation, operating budgets, rent schedules, leases, and income and expense statements as Beneficiary may request. All such financial and operating statements shall

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

be prepared using generally accepted accounting principles consistently applied from applicable period to period.

         32. HAZARDOUS SUBSTANCES. Grantor hereby represents, warrants and covenants to Beneficiary that Grantor has not caused or permitted, nor shall it cause or permit, the Trust Property to be used to generate, treat, store, handle or dispose of hazardous substances, waste or material as defined by the Federal Comprehensive Environmental Response Compensation and Liability Act, the Federal Resource Conservation and Recovery Act, the Federal Toxic Substances Control Act, the Texas Environmental Quality Act or any other federal, state or local law, regulation or ordinance on the Trust Property, and that, no activity has occurred on the Trust Property which could have toxic results; and there is no proceeding or inquiry pending or, in Grantor's knowledge, anticipated by any governmental agency or other authority with respect thereto. Grantor shall provide Beneficiary upon request such information in Grantor's possession regarding the disposal of such hazardous substances, waste or material either on the Trust Property or upon property which Grantor or any other party owns, controls or leases or of which Grantor has knowledge which may affect the use of the Trust Property. Grantor further represents and warrants that the Trust Property is not now, nor, to Grantor's knowledge, and except as disclosed in the Environmental Report, has ever been, used for the production, treatment, collection, storage or disposal of any refuse, objectionable waste or any material:

         (a) In a manner inconsistent with the regulations issued by the Texas Department of Environmental Quality; or

         (b) So as to require a permit or approval from the Texas Department of Environmental Quality; or

         (c) In a manner which would cause the [local] Department of Health Services to inspect the Trust Property or issue orders pursuant to the county health code.

         Grantor agrees to indemnify, defend and save harmless Beneficiary, its officers, directors, employees, agents and successors in interest from any and all losses, damages costs, remedial action, expenses, liabilities, penalties, fines, forfeitures demands claims causes of action and costs or expenses incidental thereto (including all costs of defense settlement and attorneys' fees) which any or all of them may hereinafter suffer incur be responsible for, pay as a result of, arising out of the breach of any representation, warranty or obligation of Grantor as set forth in this paragraph 32. The provisions of this paragraph 32 are in addition to those set forth in the Loan Agreement and in the Certificate and Indemnity Regarding Hazardous Substances executed by Grantor of even date herewith.

         33. RECONVEYANCE. Upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed of Trust and the Note to Trustee for cancellation and retention and upon payment by Grantor of its fees, Trustee shall reconvey, without warranty, the estate in the Trust Property then held by Trustee The grantee in such reconveyance may be designated and described as the "person or persons legally entitled thereto," or by other appropriate terms.

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

         34. SUCCESSORS. Subject to the provisions of paragraph 16, this Deed of Trust shall inure to and bind the heirs, legatees, devisees, administrators, executors, successors and assigns of the parties hereto, and shall be construed that wherever applicable with reference to any of the parties hereto, the use of the singular number shall include the plural number, the use of the plural number shall include the singular number, the use Of the masculine gender shall include the feminine gender and shall likewise be construed as applicable to and including a corporation or corporations that may be a party or partied hereto. The term "Beneficiary" shall mean the owner and holder of the Note, whether or not named as Beneficiary herein. Any appointment herein of Beneficiary as attorney-in-fact for Grantor shall be with full power of substitution. This Deed of Trust was prepared after negotiations by and between Grantor and Beneficiary; the fact that it has been produced by one party does not require the language of this Deed of Trust to be strictly construed against either Grantor or Beneficiary.

         35. NOTICE OF TRUSTEE'S SALE. Grantor hereby request that a copy of any notice of trustee's sale hereunder be mailed to it at its address hereinbefore set forth.

         36. INTEREST LIMITATIONS. If, from any circumstances whatsoever, payment or performance of any provision of this Deed of Trust or of the Note, at the time performance of such provision shall be due, shall require payment in excess of that permitted by any applicable law, the obligation to be paid or performed shall be reduced to the limit allowed by such law, so that in no event shall any exaction be possible under this Deed of Trust, the Note, or any other agreement given in connection herewith, that is in excess of any limitation of law. By acceptance of this Deed of Trust, Beneficiary expressly waives the right to demand any such excess. The provisions of this paragraph 31 shall control every other provision of this Deed of Trust, the Note and any other such agreement.

         37. TIME OF ESSENCE. Time is of the essence of this Deed of Trust and all of its provisions. Any waiver or consent by Beneficiary shall relate only to the particular matter or item involved and shall be without prejudice to Beneficiary; as to any subsequent required for a waiver or consent, Beneficiary may insist on strict compliance with the terms and conditions hereof.

         38. NOTICES. Unless otherwise required by applicable law, all notices required to be given hereunder shall be either served personally or by U.S. mail, postage prepaid, and addressed, to Grantor, Trustee and Beneficiary at their addresses first above written. Such addresses may be changed by notice to the other parties given in the same manner as provided in this paragraph 38. Notices given by U.S. mail shall be deemed to have been given upon the deposit thereof in the U.S. mail.

         39. GOVERNING LAW. This Deed of Trust shall be governed by and construed in accordance with the laws of the State of Texas.

         40. DEFINITIONS AND HEADINGS. Unless the context indicates otherwise, the capitalized terms used in this Deed of Trust shall have the meanings set forth in the Loan Documents. Headings in this Deed of Trust are solely for the convenience of Grantor, Trustee and Beneficiary and shall not affect the interpretation of the provisions hereof.

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

41. CROSS-DEFAULT. A default hereunder shall, at Beneficiary's option, constitute a default under all other Loan Documents and a default under any Loan Document shall, at Beneficiary's option, constitute a default under this Deed of Trust.

42. INDEMNIFICATION. Grantor agrees to indemnify, defend and hold Beneficiary harmless from and against any and all claims, charges, actions, suits, proceedings, lawsuits, obligations, liabilities, fines, penalties, costs and expenses, including, but not limited to, reasonable attorneys' fees incurred by Beneficiary, alleged by or in favor of Grantor or any principal, partner, stockholder, officer, director, employee or agent thereof, or by or in favor of any broker, realtor, agent or other party claiming brokerage commissions or finder's fees in connection with the Loan (other than for claims for commissions or fees claimed by persons or parties employed or engaged by Beneficiary), or in connection with making or collecting the Loan or enforcing the Loan Documents. Grantor shall further indemnify Beneficiary and hold Beneficiary harmless against any and all liabilities (including any and all taxes and special assessments levied against the Mortgaged Property or any improvements, fixtures, or personal property located thereon), obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses, and disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against Beneficiary, in any way relating to, or arising out of, the Loan Documents or any of the transactions contemplated therein, or the construction and/or operation of the Mortgaged Property (except claims caused by the gross negligence or willful misconduct of Beneficiary), to the extent that any such indemnified liabilities result, directly or indirectly, from any claims made or actions, suits, or proceedings commenced by or on behalf of any person or entity other than Beneficiary. The obligations and provisions of this paragraph shall continue and remain in full force and effect after the Loan and other obligations of Grantor under this Deed of Trust and under the other Loan Documents have been paid or discharged in full and shall survive the termination of this Deed of Trust and the repayment of the Loan.

         IN WITNESS WHEREOF, this Deed of Trust has been executed the date first above written.
                                          /s/ Mark Potter
                                          -----------------------------------
                                          Mark Potter

 STATE OF TEXAS            ss.
                           ss.
 COUNTY OF MONTGOMERY      ss.

         On April 4, 2006, before me, a Notary public, personally appeared Mark Potter, who is personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same as his free and voluntary act for the uses and purposes mentioned in the instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                       /s/ Stephen W. McClain
                                       -----------------------------------------
         (SEAL)                        Printed Name of Notary Stephen W. McClain
                                                              ------------------
                                       Notary Public, State of Texas

My commission expires: September 11, 2009



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

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

         BEING 9.000 ACRES OF LAND IN THE W.S. ALLEN SURVEY, A-2, MONTGOMERY COUNTY, TEXAS, SAID 9.000 ACRES BEING OUT OF A CERTAIN 82.10 ACRE TRACT OF LAND DEED OF WHICH IS RECORDED IN VOLUME 524, PAGE 263, MONTGOMERY COUNTY DEED RECORDS, SAID
         9.000 ACRES BEING DESCRIBED MORE PARITCULARY AS FOLLOWS:

         BEGINNING at a 1" galvanized iron pipe found for the Southwest corner of the said 82.10 acre tract, the Northwest corner of the First Christian Church
5.7225 acre tract of land deed of which is recorded under County Clerk's File Number 8421004, Montgomery County Real Property Records, same being the Southwest corner of the herein described tract, and being 0.60 feet East of the East line of McDade Estates, Section 1, a Subdivision, map of which is recorded in Cabinet A, Sheet 12, Montgomery County Map Records;

         THENCE N. 16(degree) 06' 00" W., along the West line of the said 82.10 acre tract, generally 0.60 feet East of the East line of said McDade Estates for a distance of 803.59 feet to a 1/2" iron rod set for the Northwest corner of the herein described tract;

         THENCE S. 74(degree) 20' 15E E., leaving the West line of the 82.10 acre tract, across the 82.10 acre tract for a distance of 851.68 feet to a 1/2" iron rod set for the Northeast corner of the herein described tract, in the West line of State Highway Loop 336, (varying width right of way Vol. 1045, Pg. 385, M.C.D.R.);

         THENCE S. 08(degree) 57' 38" W., along the West line of said Loop 336 for a distance of 400.00 feet to a 4" x 4" TXDOT concrete monument found for the Southeast corner of the herein described tract, in the South line of the 82.10 acre tract, the North line of the said Church tract, from whence a 5/8" iron rod found inside a 1" iron pipe for the Southeast corner of the 82.10 acre tract bears N. 74(degree) 37' 54" E., 735.81 feet, a 4" x 4" TXDOT concrete monument found for the Northeast corner of the Church tract bears N. 74(degree) 37' 54" E., 5.55 feet;

         THENCE S. 74(degree) 37' 54" W., leaving the West line of Loop 336, along the South line of the 82.10 acre tract, the North line of the Church tract for a distance of 554.75 feet to the POINT OF BEGINNING and containing in all
9.000 acres of land.



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